Exhibit 32
                                  Certification
                         Pursuant to Section 906 of the
             Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of
            Section 1350, Chapter 63 of Title 18, United States Code)


     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of ATA Holdings Corp., formerly Amtran Inc. (the "Company"), does hereby certify that:

     The Quarterly Report of Form 10-Q for the quarter ended March 31, 2004 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   May 14, 2004                       by /s/ J. George Mikelsons
                                            ---------------------------
                                            J. George Mikelsons
                                            Chairman and Chief Executive Officer



Dated:   May 14, 2004                       by /s/ David M. Wing
                                            --------------------------
                                            David M. Wing
                                            Executive Vice President and
                                            Chief Financial Officer